Exhibit 10.1

OMNIBUS EXTENSION OF DEBT INSTRUMENTS

This OMNIBUS EXTENSION OF DEBT INSTRUMENTS (this “Agreement”) entered into as of April 7, 2024, and effective as of March 31, 2024 (the “Effective Date”) is made by CH Capital Lending, LLC, a Delaware limited liability company (“CHCL”), in its capacity as a lender and as administrative agent for itself and the other lenders, IRG, LLC, a Nevada limited liability company (“IRG”), JKP Financial, LLC, a Delaware limited liability company (“JKP”), and Midwest Lender Fund, LLC, a Delaware limited liability company (“MLF” individually; IRG, CHCL, JKP and MLF are referred to collectively as “Lenders”) in favor of HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation, and HOF Village NEWCO, LLC, a Delaware limited liability company (collectively, the “Borrower”). Borrower and Lender are sometimes hereinafter collectively referred to as the “Parties”.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower is obligated for certain debts under the terms of the following secured instruments (collectively, the “Existing IRG Debt Instruments”):

(a)	that certain Term Loan Agreement (as amended or modified from time to time), dated December 1, 2020, as assigned to CHCL in its capacity as “Administrative Agent” for itself and the other lenders, on March 1, 2022, and all agreements, instruments, and promissory notes executed in connection with such Term Loan Agreement, as subsequently amended (collectively, the “Term Loan Agreement”);

(b)	that certain Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from Borrower and others to CHCL (the “CHCL Bridge”) as subsequently amended;

(c)	that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from Borrower and others to IRG (the “IRG Split Note”) as may have been subsequently amended;

(d)	that certain Joinder and Second Amended and Restated Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from Borrower and others to JKP (the “JKP Split Note”) as may have been subsequently amended;

(e)	that certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from Borrower and others to JKP (the “Hotel Note”) as may have been subsequently amended; and

(f)	that certain Secured Cognovit Promissory Note, dated effective as of November 7, 2022, from Borrower and others to MLF (the “MLF Note”) as may have been subsequently amended.

WHEREAS, Borrower has timely exercised its right and option to extend the maturity date of the Existing IRG Debt Instruments and Borrower, Lenders and Administrative Agent desire to memorialize such extension on and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the Parties hereto hereby agree as follows:

SECTION 1. Extension of Maturity Date. Wherever in the Existing IRG Debt Instruments a maturity date is set forth, whether March 31, 2024 or otherwise, such maturity date shall be deleted and substituted in its place shall be March 31, 2025 such that the maturity date of each of the Existing IRG Debt Instruments shall be March 31, 2025 (the “Extended Maturity Date”).

SECTION 2. Extension Fee. As and for consideration for the exercise of the extension option and the implementation of the maturity date extension, Borrower shall pay Lender a fee equal to one percent (1%) of the outstanding principal balance (including all accrued but unpaid interest) of each of the Existing IRG Debt Instruments as of March 31, 2024, such fee to be capitalized and added to the outstanding principal balance of each such Existing IRG Debt Instrument, payable on the Extended Maturity Date of each such Existing IRG Debt Instrument.

SECTION 3. Interest Continues to Accrue. All interest due on the Existing IRG Debt Instruments shall continue to accrue until the Extended Maturity Date at the rates set forth therein, and shall be due and payable in full on the Extended Maturity Date, subject to all of the other terms and conditions of the Existing IRG Debt Instruments.

SECTION 4. Representations and Warranties. This Agreement constitutes the legal, valid and binding obligations of the Parties, enforceable against the Parties in accordance with its terms, has been duly authorized by all requisite corporate, partnership or limited liability company and, if required, stockholder, partner or member action of each entity which is a party thereto, and (i) will not violate (A) any provision of law, statute, rule or regulation, or of Governing Documents of any party, (B) any order of any Governmental Authority or arbitrator or (C) any provision of any indenture, agreement or other instrument to which any party is a party or by which any of them or any of their property is or may be bound, including any contractual obligation, or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or any contractual obligation.

SECTION 5. Electronic Signatures. Transmission of a signature by facsimile or email or in .pdf format shall bind the signing party to the same degree as the delivery of a signed original or electronic signature. This Agreement may be executed by way of electronic signatures (including, but not limited to, by way of electronic signatures generated by “DocuSign,” “Adobe Sign” or similar programs or replacements thereto) and that neither this Agreement, nor any part or provision of this Agreement, shall be challenged or denied any legal effect, validity and/or enforceability solely on the grounds that it is in the form of an electronic record. To the extent deemed necessary or advisable, the Parties agree to execute and deliver such other documents and instruments evidencing the extension of the maturity date including, but not limited to, an amendment to mortgages of record.

SECTION 6. No Other Changes; Ratification. Except as specifically amended hereby, the terms, provisions and conditions of the Existing IRG Debt Instruments shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, provisions and conditions of the Existing IRG Debt Instruments are hereby ratified and confirmed in all respects.

SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different Parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.

SECTION 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio without regard to any conflicts of law principles that would direct the application of the laws of any jurisdiction.

[Signatures follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Lenders:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
as Administrative Agent/Collateral Agent

By:	Holdings SPE Manager, LLC,
a Delaware limited liability company,
its Manager

Date: 04/07/2024	By:	/s/ Richard Klein
	Name:	Richard Klein
	Title:	Chief Financial Officer

IRG, LLC,
a Nevada limited liability company

	By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

Date: 04/07/2024	By:	/s/ Stuart Lichter
	Name:	Stuart Lichter
	Title:	President

JKP FINANCIAL, LLC,
a Delaware limited liability company

Date: 04/07/2024	By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

[Signatures Continue on Next Page]

Omnibus Extension of Debt Instruments

MIDWEST LENDER FUND, LLC,
a Delaware limited liability company

	By:	S.L. Properties, Inc.,
a Delaware corporation,
its Manager

Date: 04/07/2024	By:	/s/ Stuart Lichter
	Name:	Stuart Lichter
	Title:	President

Borrowers:

HOF VILLAGE NEWCO, LLC,
a Delaware limited liability company

Date: 04/07/2024	By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation

Date: 04/07/2024	By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

Omnibus Extension of Debt Instruments

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